SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                        Date of Report: January 22, 1997



                         TELEBANC FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 33-76930


           Delaware                                   13-3759196
           --------                                   ----------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

               1111 N. Highland Street, Arlington, Virginia 22201
               --------------------------------------------------
               (Address of principal executive office) (Zip code)

                                 (703) 247-3700
                                 --------------
              (Registrant's telephone number, including area code)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.       Other Events.

                  On January 22, 1997,  TeleBanc Financial  Corporation issued a press release announcing the termination of the Agreement and Plan of Merger dated as of May 10, 1996. The press release is attached as Exhibit 99 hereto, and incorporated by reference herein.

Item 7.       Financial Statements and Exhibits.

              (a)   Not applicable.
              (b)   Not applicable.
              (c)   Exhibits.
                    2.     Press release, dated January 22, 1997


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                                INDEX TO EXHIBITS

Exhibit
Number                    Exhibit Description                               Page
------                    -------------------                               ----

99                        Press Release, dated January 22, 1997             E-1



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TeleBanc Financial Corporation
                                              (Registrant)


Date: January 22, 1997              By:   /s/ Mitchell H. Caplan
      ----------------------              --------------------------------------
                                              Mitchell H. Caplan
                                              President



Date: January 22, 1997              By:  /s/ Aileen Lopez Pugh
      ----------------------             ---------------------------------------
                                             Aileen Lopez Pugh
                                             Executive Vice President
                                               Chief Financial Officer/Treasurer